SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934





Date of report (Date of earliest event reported):
                                                 -------------------------------

                                  CLARIFY, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-26776                   77-0259235
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(State or Other Jurisdiction       (Commission                (IRS Employer
   of Incorporation)               File Number)             Identification No.)


2125 O'Nel Drive, San Jose, CA                                            95131
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(Address of Principal Executive Offices)                             (Zip Code)


Company's telephone number, including area code:   (408) 573-2810
                                                --------------------------------


2702 Orchard Parkway, San Jose, CA                                        95134
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         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.           Other Events

                  On June 11, 1997, the Board of Directors of Clarify, Inc. (the "Company") adopted and approved Amended and Restated Bylaws of the Company. The Amended and Restated Bylaws of the Company differ from the Company's previous bylaws in that the Amended and Restated Bylaws now require timely prior notice for director nominations or other business that a stockholder wishes to properly bring before a meeting of stockholders.



Item 7.  Exhibits.

                  Exhibit
                  Number       Description
                  ------       -----------

                  3.3          Amended and Restated Bylaws of the Company.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            CLARIFY, INC.



Date:  June 13, 1997                By:  /s/  David A. Stamm
                                       -----------------------------
                                       David A. Stamm
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

3.3               Amended and Restated Bylaws of the Company.